SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 11,  2002

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.  Other Events

The Company has reached an agreement with The Coca-Cola Company to enhance the Company's Growth Initiative Program, announced last December.  The Growth Initiative Program was filed as Exhibit 10 to the Company's 10-Q for the quarter ended March 29, 2002.

Item 7. Financial Statements and Exhibits

(c)      Exhibits.
99	Press release dated November 11, 2002 announcing change in Growth Initiative Program.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.                        (Registrant)

Date: November 12, 2002
By: /S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary and Deputy General Counsel

EXHIBIT INDEX
99	Press Release issued November 11, 2002.